SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  January 29, 2004
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                             GlobespanVirata, Inc.
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               (Exact Name of Registrant as Specified in Charter)


      Delaware                         000-26401                75-2658218
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(State or Other Jurisdiction          (Commission              (I.R.S. Employer
of Incorporation)                      File Number)         Identification No.)


100 Schulz Drive
Red Bank, New Jersey                                                  07701
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(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code  (732) 345-7500
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 7.  Financial Statements and Exhibits

(c) Exhibits.

    Exhibit
    No.      Description

    99.1 Press Release issued by GlobespanVirata on January 29, 2004 containing financial results of the Company for the three months and year ended December 31, 2003.

Item 9. Regulation FD Disclosure (Information furnished pursuant to Item 12, "Results of Operations and Financial Conditions").

         On January 29, 2004, GlobespanVirata, Inc. (the "Company") issued a press release containing financial results of the Company for the three months and year ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety.

         The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing, except as may be expressly set forth by specific reference in such filing.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               GLOBESPANVIRATA, INC.


                                               By: /s/ Robert McMullan
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                                               Name:  Robert McMullan
                                               Title: Chief Financial Officer

Date: January 30, 2004

                                  EXHIBIT INDEX


    Exhibit
    No.          Description
    ---          -----------

    99.1 Press Release issued by GlobespanVirata, Inc. on January 29, 2004 containing financial results of the Company for the three months and year ended December 31, 2003.